Exhibit 24

POWER OF ATTORNEY FOR DR. MARCIA J. AVEDON

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Marcia J. Avedon
Dr. Marcia J. Avedon
A Director of the Corporation

POWER OF ATTORNEY FOR WILLIAM J. AVERY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ William J. Avery
William J. Avery
A Director of the Corporation

POWER OF ATTORNEY FOR J. PATRICK BARRETT

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ J. Patrick Barrett
J. Patrick Barrett
A Director of the Corporation

POWER OF ATTORNEY FOR JON A. BOSCIA

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Jon A. Boscia
Jon A. Boscia
An Officer and Director of the Corporation

POWER OF ATTORNEY FOR JENNE K. BRITELL

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Jenne K. Britell
Jenne K. Britell
A Director of the Corporation

POWER OF ATTORNEY FOR ERIC G. JOHNSON

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Eric G. Johnson
Eric G. Johnson
A Director of the Corporation

POWER OF ATTORNEY FOR M. LEANNE LACHMAN

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ M. Leanne Lachman
M. Leanne Lachman
A Director of the Corporation

POWER OF ATTORNEY FOR MICHAEL F. MEE

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Michael F. Mee
Michael F. Mee
A Director of the Corporation

POWER OF ATTORNEY FOR RON J. PONDER

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Ron J. Ponder
Ron J. Ponder
A Director of the Corporation

POWER OF ATTORNEY FOR JILL S. RUCKELSHAUS

           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

((A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Jill S. Ruckelshaus
Jill S. Ruckelshaus
A Director of the Corporation

POWER OF ATTORNEY FOR GLENN F. TILTON

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering securities to be issued in connection with the Lincoln National Corporation Amended and Restated Incentive Compensation Plan; (ii) a post-effective amendment on Forms S-1 or S-3 to the Registration Statement on Form S-1 (Registration No. 33-04711), pursuant to the Securities Act, covering securities issued in connection with the Lincoln National Life Insurance Company Agents’ Saving and Profit-Sharing Plan, and (iii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 12th day of May 2005.

/s/ Glenn F. Tilton
Glenn F. Tilton
A Director of the Corporation